                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    ------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                July 25, 1996
                        -----------------------------
                      (Date of earliest event reported)

                        DLJ Mortgage Acceptance Corp.
                            Mortgage Pass-Through
                         Certificates, Series 1996-Q2

                        DLJ Mortgage Acceptance Corp.
                   ----------------------------------------
              (Exact Name of Registrant as Specified in Charter)

            Delaware               33-77722             13-3460894
        --------------------------------------------------------------
         (State or Other          (Commission          (IRS Employer
          Jurisdiction of         File Number)       Identification No.)
          Incorporation)

       277 Park Avenue
       New York, New York                                  10172
       ----------------------------------------------------------------
       (Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone
       number including area code              (212) 892-3000
                                            ---------------------

Item 7.    Financial Statements and Exhibits


(c) Exhibits.

      Attached as exhibits are the following monthly reports made available by Bankers Trust Company, the Trustee, for the July 25, 1996 distribution date.


      Exhibit 1.    Trustee Payment Statement to
                    Certificateholders

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DLJ Mortgage Acceptance Corp.
                                 (Registrant)

Date:  July 25, 1996             By: /s/ Paul Najarian
                                     ----------------------------
                                     Name: Paul Najarian
                                     Title: Vice President

                                EXHIBIT INDEX


The following exhibit is being filed herewith:


EXHIBIT NO.      DESCRIPTION
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    1.           Trustee Payment Statement to Certificateholders